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--------------------------------------------------------------------------------

[***]



for Qwest Communications, Inc.

-------------------------------------------------------------------------------

Version 1.2 November 12, 1999
99-P-205



             Owner:     [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
620 Herndon Parkway, Suite 360
Herndon, VA 20170

Revision history

------------------------------------------------------------------------------------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.0                  9/14/99               [***]                            [***]
-------------------- --------------------- -------------------------------- --------------------------------
1.1                  10/7/99               [***]                            [***]
-------------------- --------------------- -------------------------------- --------------------------------
1.2                  11/12/99              [***]                            [***]
------------------------------------------------------------------------------------------------------------


[***]


Version 1.2 November 12, 1999



Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Qwest Communications, Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL



[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Executive Summary                                                              1
 New Functionality (Phase V)                                                   3
 Non-disclosure                                                                6
 Deadline for Response                                                         6
 Responses                                                                     7

Proposed Statement of Work                                                     8
 [***]                                                                         8
 [***]                                                                         8
  Description of Project Tasking                                               8
 Project Scope                                                                11
  In-Scope Work                                                               11
  Out-of-Scope Work                                                           11
 [***]                                                                        12
  [***]                                                                       12
  [***]                                                                       13
  [***]                                                                       13
  System Platform                                                             14
  [***]                                                                       17
  [***]                                                                       18
  [***]                                                                       20
  [***]                                                                       21
  [***]                                                                       22
 Assumptions                                                                  22
 Deliverables                                                                 23
  Functional System                                                           23
  System Documentation                                                        23
  Administration Tasks                                                        23
 Program Management Summary                                                   24
  Project Manager                                                             24
  Project Plan                                                                24
  Status Reports                                                              25
  Status Meetings                                                             25
  Project Duration and Staffing Levels                                        26
  Rate Table                                                                  27
  Project Costs and Billing                                                   27
  Application Software                                                        28

Contacts                                                                      29

Project Authorization                                                         30

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL




[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 List of Tables
--------------------------------------------------------------------------------
Table 1      [***]                                                             3
Table 2      Estimated Hours (Implementation)                                 26
Table 3      Estimated Hours                                                  27
Table 4      Hourly Billing Rates                                             27
Table 5      Estimated Cost (Implementation)                                  28


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL




[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                                 List of Figures
--------------------------------------------------------------------------------

Figure 1     Staged Delivery Model                                             9
Figure 2     [***]                                                            15
Figure 3     [***]                                                            25



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL



[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Executive Summary
--------------------------------------------------------------------------------
This revised Statement of Work (SOW) will serve as the final version based on Qwest's feedback and reprioritization of all tasks contained in the previous draft. It is understood that Qwest's fiscal year is the same as the calendar year. Therefore, this SOW will support service delivery through December 31, 1999. As the New Year approaches, Qwest and Predictive Systems will evaluate any new requirements and the 2000 budget to determine how we will move forward in the next year.

This summary will first review accomplishments to date and then discuss next steps for the continued evolution of the [***]. To date, Qwest and Predictive Systems have [***]. The enhancements that are detailed in this SOW are [***]. The current foundation provides the catalyst from which the finished product will be derived. [***]. This will be accomplished [***] through the automation of the following: [***].

[***]:

o   [***]:

    o [***]

    o [***]

o   [***]:

    o [***]


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


    o [***]

o   [***]

    o [***]

    o [***]


    o [***]


o   [***]

    o [***]


[***]








[***]





             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


[***]

[***]








             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]





















             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]













             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]













Non-disclosure
--------------------------------------------------------------------------------
All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Qwest in confidence, with the understanding that it will not be used, without written permission of Predictive Systems, for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for Response
--------------------------------------------------------------------------------
This proposal is valid for 10 days from the date of issuance, unless extended in writing by Predictive Systems.

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


Responses
--------------------------------------------------------------------------------

Any responses or questions regarding this proposal should be directed to:

     [***]
     Business Development Manager
     Mid-Atlantic Region
     Predictive Systems, Inc.
     620 Herndon Parkway, Suite 360
     Herndon, Virginia 20170
     [***] (voice)
     [***] (fax)




             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                               7

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Proposed Statement of Work
--------------------------------------------------------------------------------

[***]
--------------------------------------------------------------------------------
This SOW details the activities of Predictive Systems' [***]. The team will be responsible for implementing enhancements to the current system to support new requirements that have emerged since the original [***] was developed. The [***] functionality enhances the current system functionality in the areas depicted in Table 1.

[***]
--------------------------------------------------------------------------------
The [***] system implementation will involve some up-front analysis and requirements review work followed by the implementation of the identified functionality. However, unlike a ground-up integration project, and because the current production [***] serves as the basis for the development of this phase of enhancements, the [***].

Under the plan recommended in this SOW, the [***] system enhancements will be delivered in stages, with the most important functionality delivered first. This staged implementation model was successful during the [***] deployment cycle. Figure 1 provides a conceptual model for the staged delivery approach.

Description of Project Tasking
--------------------------------------------------------------------------------
Because the most important functionality is delivered first, the [***] users' critical needs can be met sooner. Each staged delivery presents tangible evidence of the project's progress and gives the end-user a chance to review the interim products and provide feedback to the project team prior to the delivery of the final system. This methodology allows a series of adjustments to be made to the system in a controlled fashion, with user input, rather than waiting to the end of the project to make a massive amount of change. In a series of staged deliveries, the project progresses along a path that includes the steps described in the rest of this section .

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]
Figure 1 Staged Delivery Model

Requirements Review and Workflow Definition

The requirements review and workflow definition stage of the [***] deployment involves spending some time with the end-user community to develop a prioritized list of functional requirements to be deployed in a staged fashion. The [***] staff has been exposed to the [***]; therefore, a fast-track approach for requirements review can be utilized by building upon the most desirable functions from the system and developing new functionality where required. Although much of the functionality that has been implemented during the [***] effort was defined during the [***] design task, many of the requirements have changed over time. However, rather than conducting a lengthy requirements review and workflow definition process, this task will be conducted as an on-going iterative process.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Staged Deployment of System Functionality

During this stage, user-interface attributes, [***]. During this stage of the project, the development of [***].

Note:

At the start of this task, Predictive Systems will develop a detailed project plan that incorporates any [***].

System Deployment

Following the completion of each [***] development stage, which includes testing and documentation tasks, end-user and system administrator hands-on training will be conducted, and the functionality developed during that particular stage will be rolled out into the production environment. [***].

In some instances, [***] prior to rolling new functions into production. These activities will be coordinated with the [***].

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



Project Scope
--------------------------------------------------------------------------------

In-Scope Work
--------------------------------------------------------------------------------
Predictive Systems will implement the [***] functionality as described herein and will provide the necessary resources and support to accomplish the following:

o [***]

o [***]


o [***]


o [***]


o [***]

o [***]


o [***]


o [***]


o [***]


Out-of-Scope Work
--------------------------------------------------------------------------------
The following items are considered out of scope for this SOW or will be addressed during the [***] implementation:

o [***]

o [***]

o [***]

o [***]


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***]
--------------------------------------------------------------------------------
This SOW details the services Predictive Systems will provide to Qwest in delivering the [***] functionality. A brief functional overview is included below.

[***]
--------------------------------------------------------------------------------
As the [***] system is developed, implemented and deployed, the opportunity to provide Qwest with [***]. This is primarily due to the nature of [***]. Predictive Systems' developers and engineers must spend the majority of their time [***].


[***]


o [***]

o [***]


o [***]

o [***]

o [***]


o [***]


o [***]



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]

Business Process and Workflow Analysis
--------------------------------------------------------------------------------
Predictive Systems will continue to develop and document processes and procedures to support [***]. Changes to existing requirements and workflows need to be discovered and documented so they can be implemented in this phase of the [***]. The focus of this work will be to satisfy as many requirements as possible and to [***]. In addition, Predictive Systems' consultants will review current procedures (documented or not) and create updated documentation that reflects the current and planned state of the operational environment. [***].

Define Requirements for the [***]
--------------------------------------------------------------------------------
Prior to development commencing on new [***] functions, Predictive Systems' consultants will collect and document requirements, review the requirements with the end-users, and develop a design and project plan to be reviewed with Qwest prior to getting approval to move forward with the development process. For the most part, this project will be executed [***]. However, in some cases, the requirements need to be defined prior to estimating resources and timelines. These areas include:

o [***]

o [***]

o [***]

Part of the deliverables of the requirements definition phase is an estimate of the resources, cost and schedule required to implement the desired functionality.



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




System Platform
--------------------------------------------------------------------------------
[***]




[***]



Planned Architecture

Figure 2 depicts the system architecture that is already being planned for implementation as part of the [***]. This architecture will be tested and in production during the [***]. The planned architecture is a refinement of the original.



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]





[GRAPHIC OMITTED]
Figure 2 [***]



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]

One of the first tasks to be initiated and completed during this project, Predictive Systems will specify and build a separate [***] platform to be used for staging and testing new system functionality prior to rollout to production. This not only brings the development methodology into harmony with [***], but enables a [***].

[***]

[***]

[***]

[***]

[***]

Develop a Software Configuration Management and Testing Methodology

Leveraging the [***] environment, Predictive Systems will define and implement a methodology for controlling the production schedule for new system functionality. This will provide a higher level of quality assurance during the development-test cycle and allow a more formal mode of function rollout from development to production. This methodology will support the system integration lifecycle as follows:

[***]


[***]


[***]

[***]



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


Develop a System to Evaluate the [***]




[***]




[***]



[***]


[***]


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


[***]



[***]
--------------------------------------------------------------------------------
Support of the [***]

Predictive Systems will support the [***]. Once the requirements are clearly defined, a change order will be drafted that will clearly spell out the level of effort and resources required to perform the testing and deployment of [***].

[***]


[***]


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED}


[***]



[***]


[***]



[***]




[***]

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


[***]


[***]



[***]


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]












             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]






Assumptions
--------------------------------------------------------------------------------
In determining the scope of work for this project, Predictive Systems has made the following assumptions:

o The acquisition of all [***] will be the responsibility of Qwest.

o Qwest will ensure the [***].

o Qwest will provide or purchase the [***] specified under separate cover and make such [***] available within two weeks of the start date of this project.

o No schedules or milestones included in this proposal are considered to be fixed or binding, as it is impossible for Predictive Systems to understand all variables at this stage. More detailed timelines will be developed upon the commencement of the project.

o Qwest will provide Predictive Systems' consultants with access to Qwest network components and facilities in order to execute delivery of the tasks on this project. These facilities will also include a connection to the [***]. It is the intent of Predictive Systems to have [***] on site at Qwest within two weeks of the start of the project.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


Deliverables
--------------------------------------------------------------------------------
The following are deliverables associated with the execution of the tasks on this project.

Functional System
--------------------------------------------------------------------------------
Predictive Systems will deliver to Qwest a fully functional [***] system, as specified in this SOW. The system will be integrated and tested according to the project plan included in this document.

System Documentation
--------------------------------------------------------------------------------
In order to properly transition a system of this size and scope, it is critical that all aspects of the system are properly documented. Two specific types of system documentation will be provided:

o [***]

o [***]

Each of these documents will contain sections on each of the components of the architecture.

Administration Tasks
--------------------------------------------------------------------------------
Predictive Systems will perform general system administration tasks that are specifically related to the [***].

These tasks include but are not limited to:

o [***]

o [***]


o Knowledge transfer.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



Program Management Summary
--------------------------------------------------------------------------------


Project Manager
--------------------------------------------------------------------------------
Predictive Systems will utilize a Project Manager to plan, coordinate and execute all [***] activities. This Project Manager will oversee all phases of the Qwest project including but not limited to the management of all Predictive Systems resources, all sub-contractor tasks and the overall coordination of the delivery of services.

Project Plan
--------------------------------------------------------------------------------
The installation, configuration and deployment of each of the system components become a task within the implementation project. The summary project plan, which includes the major tasks and duration times, is illustrated in Figure 3 on the following page. Please note that the project plan includes a one-month "beta test" period as well as an optional one-month period of on-site support.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[GRAPHIC OMITTED]
Figure 3 [***]

Status Reports
--------------------------------------------------------------------------------
The Predictive Systems Program Manager will provide a weekly status report in electronic format to the Qwest Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week.

Status Meetings
--------------------------------------------------------------------------------
There will be weekly status meetings with Qwest on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week. Also, this meeting will provide a platform for reviewing any new issues or additional project requirements.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]






--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



Project Duration and Staffing Levels
--------------------------------------------------------------------------------
Table 2 depicts Predictive Systems' best estimate for the hours associated with the execution of the [***] of this project.


[***]








             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***]





Rate Table
--------------------------------------------------------------------------------
The [***] Implementation Phase of this project is being proposed on a Time and Materials basis, excluding travel and living expenses. Table 4 depicts the hourly billing rates for the staff proposed for this project.


[***]



Project Costs and Billing
--------------------------------------------------------------------------------
Table 5 depicts Predictive Systems' best estimate for total cost associated with the execution of the tasks for the [***] of this project.

             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***]





1. Travel and living expenses are not included in these rates. The client is responsible for any required travel and living expenses for work performed outside of the Washington, DC Metropolitan area.

2. Predictive Systems will submit monthly invoices. Payment is required within 30 days of invoice receipt.

3. Qwest will be responsible for expenses incurred for the purchase, rent or lease of hardware and software required by the scope of this project.

Application Software
--------------------------------------------------------------------------------
The software required for the [***], and its role within the architecture, is described in detail within the body of this SOW. A summary of the costs associated with these components will be provided separately. Most of these costs are associated with additions and enhancements to the [***]. Wherever possible, Predictive Systems will leverage the existing vendor software licenses for development and test purposes within the development platform.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------
Direct all business and management communications regarding this project to [***] of Predictive Systems. The business/management contact can be reached at [***].

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at [***].

Qwest will appoint a management and technical contact who will be responsible for serving as a liaison for any issues that may arise during the course of this project.


             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Project Authorization
--------------------------------------------------------------------------------

The offer for services described in this SOW is valid for ten (10) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

                  [***], Business Development Manager
                  Mid-Atlantic Region
                  Predictive Systems, Inc.
                  620 Herndon Parkway, Suite 360
                  Herndon, Virginia 20170
                  [***]

This SOW has been assigned the project identifier: [***]. Please use this project identifier in all written communication pertaining to this statement.

Please sign below as acknowledgement that Qwest has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the SOW.

Please fax the executed SOW to [***] at Predictive Systems on [***].

Predictive Systems approval:


--------------------------------------------------------------------------------
Signed                              Name



--------------------------------------------------------------------------------
Title                               Date



Qwest Communications, Inc. approval:


--------------------------------------------------------------------------------
Signed                              Name



--------------------------------------------------------------------------------
Title                               Date



             Owner: [***]/Subject to non-disclosure agreement
                        [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

[***]

for Qwest Communications, Inc.

-------------------------------------------------------------------------------

Version 1.0 January 3, 2000
00-QWT-002





















         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L



















--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
620 Herndon Parkway, Suite 360
Herndon, VA 20170


[***]

Version 1.0 January 3, 2000





Copyright (C) 2000, Predictive Systems, Inc. Predictive Systems, BusinessFirst and the Predictive Systems logo are trademarks of Predictive Systems, Inc. All other brands or product names are trademarks or registered trademarks of their respective companies.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Qwest Communications, Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                                     [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L



[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
                                Table of Contents
-------------------------------------------------------------------------------

Introduction                                                               6
  Non-disclosure                                                           6
  Deadline for Response                                                    6

Executive Summary                                                          7
  [***]                                                                    8

Proposed Statement of Work (SOW)                                          12
  Overview                                                                12
  Enhancements                                                            12
    [***]                                                                 12
    [***]                                                                 14
    [***]                                                                 15
    [***]                                                                 16
    [***]                                                                 17
    [***]                                                                 18
    [***]                                                                 19
  Deliverables                                                            19
  Program Management Summary                                              20
    Status Meetings                                                       20
    Project Schedule                                                      20
    Cost Summary                                                          22
    Project Costs and Billing Assumptions                                 22
  Assumptions                                                             23

Contacts                                                                  23

Project Authorization                                                     24






         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]





--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
                                 List of Tables
-------------------------------------------------------------------------------

Table 1      Projected Hours                                              21
Table 2      Rate Structure                                               22


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
                                 List of Figures
-------------------------------------------------------------------------------

Figure 1     Projected Project Plan                                       21


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Introduction
-------------------------------------------------------------------------------

          Predictive Systems(TM) is pleased to present this Statement of Work
          (SOW) to Qwest Communications, Inc. (Qwest) for the [***].
          The work described in this SOW will result in [***]. We look forward to continuing to work with Qwest as a strategic partner. [***]

Non-disclosure
-------------------------------------------------------------------------------

          All information contained in this SOW and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Qwest in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this SOW and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for Response
-------------------------------------------------------------------------------

          This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.






         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Executive Summary
-------------------------------------------------------------------------------

          Qwest Communications has made [***]

[***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]
-------------------------------------------------------------------------------

          [***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

               [***]



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]





         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Proposed Statement of Work (SOW)
-------------------------------------------------------------------------------

Overview
-------------------------------------------------------------------------------

          Predictive Systems has been requested to provide further support to [***] Predictive Systems has worked with Qwest to build the [***]



Enhancements
-------------------------------------------------------------------------------

          This section identifies and discusses the new capabilities that will result from the tasks Predictive Systems will execute under this SOW.

[***]
-------------------------------------------------------------------------------

          [***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]





         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


               [***]


Process Improvement
--------------------------------------------------------------------------------

          [***]







         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


               [***]



[***]
--------------------------------------------------------------------------------

          Predictive Systems has worked with Qwest to develop [***].
          Predictive Systems will leverage the work already done and add to this foundation. This will result in a more efficient and robust [***].

          The following are specific examples of new functionality that will be incorporated into [***], resulting in the [***]:




         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]

[***]
--------------------------------------------------------------------------------

          [***]




         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

               [***]


[***]
--------------------------------------------------------------------------------

          [***]




         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

               [***]

[***]
--------------------------------------------------------------------------------

          [***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]

Knowledge Transfer
--------------------------------------------------------------------------------

          Predictive Systems and Qwest are developing a [***]
          Predictive Systems will provide a [***]

          [] Training - Upon completion of the [***] Predictive Systems personnel will work with Qwest personnel to train them on the implementation specifics of the [***]

Deliverables
--------------------------------------------------------------------------------

          The following are deliverables associated with the execution of the tasks on this project:

          [***]





         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



                    [***]




Program Management Summary
--------------------------------------------------------------------------------


Status Meetings
--------------------------------------------------------------------------------

          There will be weekly status meetings with Qwest on the overall project. The meeting should be held at the same time of day every week (the time and day have yet to be determined). The meeting will focus on reviewing any work that was performed by the Qwest/Predictive Systems team and reviewing any open items that are scheduled for the next week's period. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Project Schedule
--------------------------------------------------------------------------------

          Assuming that independent tasks are performed at the same time, this project will take approximately [***] to complete. This schedule is dependent upon the availability of information and access to Qwest staff as required.

          Project dates are subject to change based on project implementation details and will be provided to the Qwest Program Manager, as modifications are required. Weekly written status reports will be provided to Qwest indicating progress made since the last reporting period, progress to date, issues and concerns, and action items (new or outstanding).

         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          Table 1 shows the projected staff hours associated with the execution of this project.

          [***]

          Note: A detailed matrix, which provides the Predictive Systems' organizational structure and skill set, is located in the staffing section of this document.


          Figure 1 is a summary project plan of the tasks necessary to complete this project:

          Figure 1 Projected Project Plan


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


Cost Summary
--------------------------------------------------------------------------------

          This project is being proposed on a Time and Materials basis, excluding travel and living expenses. Table 2 represents Predictive Systems' rate structure for staff responsible for the execution of the tasks on this project.

          [***]




Project Costs and Billing Assumptions
--------------------------------------------------------------------------------

          Predictive Systems will submit an invoice for consulting services upon delivery of the technology transfer. Payment is required within 30 days of invoice receipt.

          Travel and living expenses are not included in these costs. Qwest will be responsible for any project-related travel and living expenses incurred as directed by Qwest.



         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Assumptions
--------------------------------------------------------------------------------

          In determining the scope of work for this project, Predictive Systems made the following assumptions:

          [] Timely access to Qwest personnel and technical information will be provided in order to meet project milestones and to stay within the bounds of the costs estimates.

          [] Qwest will provide timely review of Predictive Systems deliverables. Feedback will be in written format.

          [] Qwest will designate a staff member to be dedicated to the Predictive Systems team for training. Predictive Systems will be granted reasonable access to this person during regular business hours.

          [] Qwest will designate a formal point of contact (POC) for the duration of the project. This POC will have signature authority for deliverable acceptance.

          [] Qwest will provide Predictive Systems with access to a development environment.

          []   Any additional software required is Qwest's responsibility.

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

          Direct all communications regarding this project to [***] of Predictive Systems. The business/management contact can be reached at [***]

          The Qwest Project Manager is [***] and he is responsible for all management and technical contact. He is also responsible for serving as a liaison for any issues that may arise during the course of this project. [***] can be reached at [***]


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project Authorization
--------------------------------------------------------------------------------

          The offer for services described in this SOW is valid for thirty (30) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

                  [***], Business Development Manager
                  Mid-Atlantic Region
                  Predictive Systems, Inc.
                  620 Herndon Parkway, Suite 360
                  Herndon, Virginia 20170
                  [***]

          This SOW has been assigned the project identifier: [***] Please use this project identifier in all written communication pertaining to this statement.

          Please sign below as acknowledgement that Qwest has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the SOW.

          Please fax the executed SOW to [***] at Predictive Systems on [***]

Predictive Systems approval:

--------------------------------------------------------------------------------

Signed                              Name



--------------------------------------------------------------------------------

Title                               Date



Qwest Communications, Inc. approval:

--------------------------------------------------------------------------------

Signed                              Name



--------------------------------------------------------------------------------

Title                               Date

         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                Owner: [***]/Subject to non-disclosure agreement/
                            Secure disposal required
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]





--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

[***]


For Qwest Communications, Inc

--------------------------------------------------------------------------------

Version 1.0  January 13, 2000
00-QWT-004


         Copyright 2000, Predictive Systems, Inc. All rights reserved.
                [***]
                        PREDICTIVE SYSTEMS CONFIDENTIAL





--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
620 Herndon Parkway, Suite 360
Herndon, VA 20170

Revision history

--------------------------------------------------------------------------------
Version      Date         Comments required      Approvals required
--------------------------------------------------------------------------------
1.0          1/12/00      [***]                  [***]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[***]

Version 1.0  January 13, 2000



Copyright (C) 2000, Predictive Systems, Inc. Predictive Systems, BusinessFirst and the Predictive Systems logo are trademarks of Predictive Systems, Inc. All other brands or product names are trademarks or registered trademarks of their respective companies.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Qwest Communications, Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   5
   Overview                                                                    5
   Executive Summary                                                           6
   Non-disclosure                                                              7
   Deadline for Response                                                       7
Project Overview                                                               8
     [***]                                                                     8
     [***]                                                                    11
     [***]                                                                    11
     [***]                                                                    13
     [***]                                                                    15
     [***]                                                                    17
     [***]                                                                    18
   Deliverables                                                               19
   Program Management Summary                                                 20
     Status Meetings                                                          20
     Project Schedule                                                         20
     Cost Summary                                                             21
     Project Costs and Billing Assumptions                                    21
   Assumptions                                                                22
   Out of Scope                                                               23
   Contacts                                                                   24
Project Authorization                                                         25



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 List of Tables
--------------------------------------------------------------------------------

Table 1   Projected Hours                                                     21
Table 2   Rate Structure                                                      21
Table 3   Estimated Cost (Implementation)                                     22



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

Qwest Communications, Inc. is a $3+ billion telecommunications company providing voice, data, and IP services to residential consumers, business customers, and other telecommunications carriers throughout the United States and to more than 220 international locations.




[***]






          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Executive Summary
--------------------------------------------------------------------------------





[***]



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this SOW and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Qwest in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this SOW and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for Response
--------------------------------------------------------------------------------

This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project Overview
--------------------------------------------------------------------------------



[***]






[***]




          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]






[***]




          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]




          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]





[***]







          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]












[***]







          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]







[***]






          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]





          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]





[***]




          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]





          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]



NOTE: All of the hardware and software required to support the above changes will be the responsibility of Qwest and should be provided in a timely fashion, as defined by the Project Plan.

The completion of the work outlined above on the systems of the [***]. This will provide [***]. Additionally, the system will have capabilities of [***].

Training
--------------------------------------------------------------------------------


Predictive Systems and Qwest are developing a [***]. Predictive Systems will provide designated members of Qwest's team with [***]. This will allow those staff members to effectively support the system. The following detail the items associated with this deliverable:

o Staffing Recommendations - Predictive Systems will provide Qwest with recommendations for staffing in order to be able to support the [***]. This recommendation will include the number of [***].

o Training - Upon completion of the relevant vendor training classes, Predictive Systems personnel will work with Qwest personnel to train them on the implementation specifics of the NMS and any of the custom integration work that has been completed.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

o Training the Trainer - For appropriate topics, Predictive Systems will train Qwest personnel using a "Train the Trainer" method. It will be the expectation that the designated Qwest Trainer be the one to train the bulk of the users on the topic. [***]

o Documentation - Predictive Systems will provide Qwest with documentation of the system as configured.

The completion of the training tasks outlined above is a critical step in enabling Qwest to internally support the [***]. The completion of the tasks outlined in this section will [***].




[***]




          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]



Deliverables
--------------------------------------------------------------------------------

The deliverables associated with the execution of the tasks on this project are the functionality described above and the documents listed below:

o Detail Project Plan - To be developed based on Qwest priorities in conjunction with Predictive Systems. The detailed project plan [***] will be due at the end of the first week of work on the SOW.

o Reports - There will be reports generated from the [***].

o Staffing Recommendation.

o User Training Guides.

o User Guides for [***].



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]




Program Management Summary
--------------------------------------------------------------------------------



Status Meetings
--------------------------------------------------------------------------------

There will be weekly status meetings with Qwest on the overall project. The meeting should be held at the same time of day every week (the time and day have yet to be determined). The meeting will focus on reviewing any work that was performed by the Qwest/Predictive Systems team and reviewing any open items that are scheduled for the next week's period. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Project Schedule
--------------------------------------------------------------------------------

Assuming that independent tasks are performed at the same time, this project will take approximately [***] calendar months to complete. This schedule is dependent upon the availability of information and access to Qwest staff as required.

Project dates are subject to change based on project implementation details and will be provided to the Qwest Program Manager, as modifications are required. Weekly written status reports will be provided to Qwest indicating progress made since the last reporting period, progress to date, issues and concerns, and action items (new or outstanding).

A detailed project plan will be delivered at the conclusion of the first week of work on this SOW based on priorities as defined by Qwest and Predictive Systems.

Table 1 shows the projected staff hours associated with the execution of this project.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]




[***]




Cost Summary
--------------------------------------------------------------------------------

This project is being proposed on a Time and Materials basis, for a total of [***], excluding travel and living expenses. Table 2 represents Predictive Systems' rate structure for staff responsible for the execution of the tasks on this project.

[***]


Project Costs and Billing Assumptions
--------------------------------------------------------------------------------

Table 3 below represents Predictive Systems' best estimate as to the total cost associated with this project.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


1. Predictive Systems will submit an invoice for consulting services upon delivery of the technology transfer. Payment is required within 30 days of invoice receipt.

2. Travel and living expenses are not included in these costs. Qwest will be responsible for any project-related travel and living expenses incurred as directed by Qwest.

3. Qwest will be responsible for expenses incurred for the purchase, rent, or lease of hardware required by the scope of this project.

Assumptions
--------------------------------------------------------------------------------

In determining the scope of work for this project, Predictive Systems made the following assumptions:

o Any work not specified in this SOW is considered out of scope. Predictive Systems cannot guarantee that new work or changes to the scope defined in this SOW can be completed by the stated due date. All changes to the scope of this SOW must be agreed to by Predictive Systems and Qwest.

o Development environment not currently available, i.e. the short-term development will be done on the production box. [***]

o Timely access to Qwest personnel and technical information will be provided in order to meet project milestones and to stay within the bounds of the costs estimates.

o Qwest will provide timely review of Predictive Systems deliverables. Feedback will be in written format.

o Qwest will designate a formal Point of Contact (POC) for the duration of the project. This POC will have signature authority for deliverable acceptance.



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

o Qwest will provide Predictive Systems with access to a development environment.

o Any additional software and hardware required is Qwest's responsibility. The timelines for the delivery of hardware and software will be driven by the project plan.

o Qwest will deliver items that are identified as their responsibilities in a timely fashion as driven by the associated Project Plan.

o Qwest will provide Predictive Systems with reasonable facilities such as cube space, telephones, and network connectivity.

o [***]


o [***]




Out of Scope
--------------------------------------------------------------------------------

The following items are outside the scope of this SOW. These items may constitute future enhancements to the system, however these items will not be worked on in the scope of this SOW.

o [***]

o [***]

o [***]



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Contacts
--------------------------------------------------------------------------------

Direct all communications regarding this project to [***] of Predictive Systems at [***]. All technical questions should be directed to [***], who can be reached at [***].

The Qwest Project Manager is [***], and he is responsible for all management and technical contact. He is also responsible for serving as a liaison for any issues that may arise during the course of this project. [***] can be reached at [***].



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project Authorization
--------------------------------------------------------------------------------

The offer for services described in this SOW is valid for thirty (30) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

                  [***], Business Development Manager
                  Mid-Atlantic Region
                  Predictive Systems, Inc.
                  620 Herndon Parkway, Suite 360
                  Herndon, Virginia 20170
                  [***]

This SOW has been assigned the project identifier: [***]. Please use this project identifier in all written communication pertaining to this statement.

Please sign below as acknowledgement that Qwest has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the SOW.

Please fax the executed SOW to [***] at Predictive Systems on [***].

Predictive Systems approval:

________________________________________________________________________________
Signed                              Name


________________________________________________________________________________
Title                               Date



Qwest Communications, Inc. approval:

________________________________________________________________________________
Signed                              Name


________________________________________________________________________________
Title                               Date



          Copyright 2000, Predictive Systems, Inc. All rights reserved.
          Owner: [***] / Subject to non-disclosure agreement /
                            Secure disposal required
                        [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

[***]

for Qwest Communications, Inc.

--------------------------------------------------------------------------------

Version 1.0                                      February 16, 2000
00-QWT-009




           Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L





--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
620 Herndon Parkway, Suite 360
Herndon, VA 20170

Revision history


------------------------------------------------------------------------------------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.0                  2/16/00               [***]                            [***]
-------------------- --------------------- -------------------------------- --------------------------------

------------------------------------------------------------------------------------------------------------



MDNS Phase II Statement of Work
--------------------------------------------------------------------------------

Version 1.0                February 16, 2000





Copyright(C)2000, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Qwest without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.
--------------------------------------------------------------------------------


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]





--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Executive Summary                                                              5
  Non-disclosure                                                               5
  Deadline for Response                                                        6
  Responses                                                                    6

Proposed Statement of Work                                                     7
  Overview                                                                     7
    [***]                                                                      7
    [***]                                                                      8
    [***]                                                                      8
    [***]                                                                      8
  Proposed Architecture                                                        9
  Description of Tools                                                        13
    [***]                                                                     13
    [***]                                                                     13
    [***]                                                                     14
    [***]                                                                     14
    [***]                                                                     15
    [***]                                                                     15
  [***]                                                                       15
  [***]                                                                       16
  Deliverables                                                                17
  Program Management and Project Plan                                         17
    Status Meetings                                                           17
    Staffing                                                                  18
    Project Costs and Billing                                                 18
  Assumptions                                                                 19
  Out of Scope                                                                20
  [***]                                                                       20
    [***]                                                                     20
    [***]                                                                     21
    [***]                                                                     23
    [***]                                                                     23

Contacts                                                                      24

Project Authorization                                                         25


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                             iii

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 List of Tables
--------------------------------------------------------------------------------

Table 1      Rate Structure                                                   18
Table 2      Total Cost                                                       18
Table 3      Staffing Requirements                                            19
Table 4      [***]                                                            20
Table 5      [***]                                                            21
Table 6      [***]                                                            22
Table 7      [***]                                                            22
Table 8      [***]                                                            22
Table 9      Others                                                           22
Table 10     [***]                                                            23
Table 11     [***]                                                            23


--------------------------------------------------------------------------------
                                 List of Figures
--------------------------------------------------------------------------------

Figure 1     [***]                                                            11
Figure 2     [***]                                                            12



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



--------------------------------------------------------------------------------
Executive Summary
--------------------------------------------------------------------------------

          Predictive SystemsTM is pleased to present this Statement of Work
          (SOW) to Qwest Communications, Inc. (Qwest). The added functionality and efficiency that will result from the [***]

          [***]

Non-disclosure
--------------------------------------------------------------------------------

          All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Qwest in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for Response
--------------------------------------------------------------------------------

          This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Responses
--------------------------------------------------------------------------------

          Any responses or questions regarding this proposal should be directed to:

               [***]
               Business Development Manager
               Mid-Atlantic Region
               Predictive Systems, Inc.
               620 Herndon Parkway, Suite 360
               Herndon, Virginia 20170
               [***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed Statement of Work
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

          Qwest Communications, Inc. is a $1+ billion telecommunications company providing voice, data, and IP services to residential and business customers, and other telecommunications carriers throughout the United States and to more than 220 international locations.

          [***]

Phase I - Assessment and Design
--------------------------------------------------------------------------------

          The following accomplishments are associated with Phase I:

          []   [***]

          []   [***]

          []   [***]

          []   [***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]

Proposed Architecture
--------------------------------------------------------------------------------

          [***]


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

          [GRAPHIC OMITTED]







          [***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

          [GRAPHIC OMITTED]







          [***]


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

          [GRAPHIC OMITTED]












          [***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]



[***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Deliverables
--------------------------------------------------------------------------------

          The following are deliverables associated with the execution of the tasks on this project:

          []   [***]

          []   [***]

          []   Staffing recommendation

          []   [***]

          []   [***]

          In order to properly transition a [***], it is critical that all aspects of the system are properly documented. Four specific types of system documentation will be provided:

          []   [***]

          []   [***]

          []   [***]

          []   [***]

Program Management and Project Plan
--------------------------------------------------------------------------------


Status Meetings
--------------------------------------------------------------------------------

          There will be weekly status meetings with Qwest on the overall process of the project. The meeting should be held at the same time of day, every week (the time and day must be determined). The meeting will focus on reviewing any work that was performed by the Qwest/Predictive Systems team and reviewing any open items that are scheduled for the next week's period. This meeting will also provide a platform for any new issues or additional project requirements.

               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Staffing
--------------------------------------------------------------------------------

          This project is being proposed on a Time and Materials basis, excluding travel and living expenses. The table below represents Predictive Systems' rate structure for staff responsible for the execution of the tasks on this project.

          [***]

Project Costs and Billing
--------------------------------------------------------------------------------

          The table below represents Predictive Systems' best estimate as to the total cost associated with this project.

          [***]


          1. Predictive Systems will submit an invoice for consulting services upon delivery of the technology transfer. Payment is required within 30 days of invoice receipt.



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


          2. Travel and living expenses are not included in these costs. Qwest will be responsible for any project-related travel and living expenses incurred as directed by Qwest.

          3. Qwest will be responsible for expenses incurred for the purchase, rent, or lease of hardware required by the scope of this project.


          [***]

Assumptions
--------------------------------------------------------------------------------

          [] Qwest will provide adequate facilities, network access, telephones, and cube space.

          [] Qwest will provide network connectivity between the IP Services backbone and the Frame/ATM networks.

          [] Timely access to Qwest personnel and technical information will be provided in order to meet project milestones and to stay within the bounds of the costs estimates.

          [] Qwest will provide timely review of Predictive Systems' deliverables. Feedback will be in written format.

          [] Qwest will designate a formal point of contact (POC) for the duration of the project. This POC will have signature authority for deliverable acceptance.


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [] Qwest will provide Predictive Systems with access to a development environment.

          []   Any additional software required is Qwest's responsibility.

          [] Qwest will provide Predictive Systems with hardware for development.

          [] System maintenance (daily backups, etc.) will be done by Qwest systems support staff

Out of Scope
--------------------------------------------------------------------------------

          The following items are outside the scope of this SOW. These items may constitute future enhancements to the system, however these items will not be worked on in the scope of this SOW.

          [***]

Required Hardware and Software
--------------------------------------------------------------------------------

Production Software
--------------------------------------------------------------------------------

          [***]


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

          [***]


Production Hardware
--------------------------------------------------------------------------------

[***]

               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

          Direct all management communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***] Direct all technical communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***] The business contact for this project is [***] can be reached at [***]

          The Qwest Project Manager is [***]. [***] is responsible for all management and technical communications related to [***]. He is also responsible for serving as a liaison for any issues that may arise during the course of this project. [***] can be reached at [***]



               Owner: [***] / Subject to non-disclosure agreement
                                     [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Project Authorization
--------------------------------------------------------------------------------

          The offer for services described in this SOW is valid for thirty (30) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

               [***], Business Development Manager
               Predictive Systems, Inc.
               620 Herndon Parkway, Suite 360
               Herndon, Virginia 20170
               [***]

          This SOW has been assigned the project identifier: [***]. Please use this project identifier in all written communication pertaining to this statement. Please sign below as acknowledgement that Qwest has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the proposal.



Predictive Systems approval:

--------------------------------------------------------------------------------

Signed                              Name



--------------------------------------------------------------------------------

Title                               Date



Qwest Communications, Inc. approval:

--------------------------------------------------------------------------------

Signed                              Name



--------------------------------------------------------------------------------

Title                               Date




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.